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                                                                    EXHIBIT 10.3

                             OAKHURST CAPITAL, INC.

                  1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

1.    PURPOSE.

      This Non-Qualified Stock Option Plan, to be known as the 1994 Non-Employee Director Stock Option Plan (hereinafter, this "PLAN") is intended to promote the interests of Oakhurst Capital, Inc., a Delaware corporation (hereinafter, the "COMPANY") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "BOARD").

2.    AVAILABLE SHARES.

      The total number of shares of Common Stock, par value $.01 per share, of the Company (the "COMMON STOCK"), for which options may be granted under this Plan shall not exceed 100,000, subject to adjustment in accordance with Paragraph 10 of this Plan. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

3.    ADMINISTRATION.

      This Plan shall be administered by the Stock Plans Committee of the Board of Directors (the "COMMITTEE"). In the event the Committee ceases to exist for whatever reason, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of this Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable.

4.    GRANTING OF OPTIONS.

      (a) INITIAL GRANT. On the effective date of the adoption of this Plan by the Board (the "EFFECTIVE DATE"), each person who is then a member of the Board, and who is not a current or former employee or officer of the Company, shall be automatically granted, without further action by the Committee, an option to purchase 3,000 shares of the Common Stock.

      (b) ANNUAL GRANTS. On May 1 of each year after the Effective Date and during the term of this Plan, each person who is then serving on the Board, and who is not a current or former employee or officer of the Company, shall automatically be granted an option to purchase 3,000 shares of the Common Stock, subject to the availability of shares under this Plan.

      (c) Except for the specific options referred to above, no other options shall be granted under this Plan.

5.    OPTION PRICE.

      (a) The purchase price of the stock covered by an option granted pursuant to this Plan

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            1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN - Continued

            shall be equal to the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of Paragraph 10 of this Plan.

      (b) If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date such Option is granted and shall mean --

            (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such stock is then traded on a national securities exchange; or

            (ii) he last reported sale price (on that date) of the Common Stock on the Nasdaq National Market System or Small Cap Market, if the Common Stock is not then traded on a national securities exchange; or

            (iii) the closing bid price (or average of bid prices) last quoted
                  (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market System, the Nasdaq Small Cap Market or on a national securities exchange.

      (c) If the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

6.    PERIOD OF OPTION.

      Unless sooner terminated in accordance with the provisions of Paragraph 8 of this Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

7.    VESTING OF SHARES AND NON-TRANSFERABILITY OF OPTIONS.

      (a) VESTING. Options granted under this Plan shall be fully exercisable from and after the date of grant.

      (b) LEGEND ON CERTIFICATES. The certificates representing such shares shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

      (c) NON-TRANSFERABILITY. Any option granted pursuant to this Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee's lifetime only by him or her.

8.    TERMINATION OF OPTION RIGHTS.

      (a) In the event an optionee ceases to be a member of the Board for any reason other

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            1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN - Continued

            than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee within 180 days of the date the optionee ceased to be a member of the Board; and all options shall terminate after such 180 days have expired.

      (b) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

9.    EXERCISE OF OPTION.

      (a) Subject to the terms and conditions of this Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be --

            (i)   in United States dollars in cash or by check;

            (ii) in whole or in part in shares of Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Committee may adopt from time to time), valued at fair market value determined in accordance with the provisions of Paragraph 5; or

            (iii) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares.

      (b) The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificates(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full.

      (c) The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

                                                                     Page 3 of 6
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            1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN - Continued

10.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION AND OTHER MATTERS.

      Upon the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

      (a) STOCK DIVIDENDS AND STOCK SPLITS. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

      (b) MERGER; CONSOLIDATION; LIQUIDATION; SALE OF ASSETS. In the event the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation while unexercised options remain outstanding under this Plan--

            (i) subject to the provisions of clauses (iii), (iv) and (v) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; or

            (ii) the Committee may waive any discretionary limitations imposed with respect to the exercise of the option so that all options from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Committee, shall be exercisable in full; or

            (iii) all outstanding options may be cancelled by the Committee as of the effective date of any such merger, consolidation, liquidation or sale, provided that notice of such cancellation shall be given to each holder of an option, and each such holder thereof shall have the right to exercise such option in full (without regard to any discretionary limitations imposed with respect to the option) during a 30-day period preceding the effective date of such merger, consolidation, liquidation or sale; or

            (iv) all outstanding options may be cancelled by the Committee as of the date of any such merger, consolidation, liquidation or sale, provided that notice of such cancellation shall be given to each holder of an option and each such holder thereof shall have the right to exercise such option, but only to the extent exercisable in accordance with any discretionary limitations imposed with respect to the option prior to the effective date of such merger, consolidation, liquidation or sale; or

            (v) the Committee may provide for the cancellation of all outstanding options and for the payment to the holders thereof of some part or all of the amount by which the value thereof exceeds the payment, if any, which the holder would

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            1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN - Continued

                  have been required to make to exercise such option.

      (c) ISSUANCE OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

      (d) ADJUSTMENTS. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Paragraph 2 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Committee shall determine the specific adjustments to be made under this Paragraph 10 and its determination shall be conclusive.

11.   RESTRICTIONS ON ISSUANCE OF SHARES.

      Notwithstanding the provisions of Paragraphs 4 and 9 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

      (a) The shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable federal and state securities laws as now in force or hereafter amended; or

      (b) Counsel for the Company shall have given an opinion that such shares are exempt from registration under federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

12.   REPRESENTATION OF OPTIONEE.

      If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

13.   OPTION AGREEMENT.

      Each option granted under the provisions of this Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

14.   TERMINATION AND AMENDMENT OF PLAN.

      Options may no longer be granted under this Plan after the close of business on April 29, 2004, and this Plan shall terminate when all options granted or to be granted

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            1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN - Continued

      hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the meeting--

      (a) increase the maximum number of shares for which options may be granted under this Plan (except by adjustment pursuant to Paragraph
            10);

      (b) materially modify the requirements as to eligibility to participate in this Plan;

      (c) materially increase benefits accruing to option holders under this Plan; or

      (d) amend this Plan in any manner which would cause Rule 16b-3 to become inapplicable to this Plan;

      and provided further that the provisions of this Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) under the Securities Exchange Act of 1934 (including without limitation, provisions as to eligibility, amount, price and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

15.   WITHHOLDING OF INCOME TAXES.

      Upon the exercise of an option, the Company, in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includible in the optionee's gross income.

16.   COMPLIANCE WITH REGULATIONS.

      It is the Company's intent that transactions under this Plan comply with all applicable conditions of Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended version thereof) and any applicable Securities and Exchange Commission interpretations thereof. To the extent that any provision of the Plan or action by the plan administrator fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the plan administrators.

17.   GOVERNING LAW.

      The validity and construction of this Plan and the instruments evidencing options shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

                              ---------------------

          Adopted by the Board of Directors this 29th day of April 1994
                    Approved by Stockholders on July 19, 1994

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NOTICE OF GRANT OF STOCK OPTION &                 OAKHURST COMPANY, INC.
STOCK OPTION AGREEMENT                            Taxpayer ID #: 55-0437067
                                                  3513 Concord Pike - Suite 3527
                                                  Wilmington, Delaware 19803

Optionee:

Optionee ID #:

Option Plan: 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

Option Number:

Grant Date:

Expiration Date:

Pursuant to the automatic grant provisions of the 1994 Non-Employee Director Stock Option Plan, effective you have been granted a Non-Statutory Stock Option to purchase ___ shares of the common stock (par value $0.01 per share) (the "Option Shares") of Oakhurst Company, Inc. (the "Company") at a price of _____ per share provided that you enter into this Option Agreement.

The Option Shares will become available to be purchased by you at the above-noted price from and after the date hereof through and including _____________, unless this Option is sooner terminated as provided in the Option Plan.

By signing this Option Agreement below, you and the Company agree that this Option is governed by (i) the terms and conditions set forth on this page and on page two of this Option Agreement; and (ii) by the terms and conditions of the Option Plan, a copy of which has been furnished to you. An additional copy of the Option Plan will be furnished to you on request to the Secretary of the Company.

OAKHURST COMPANY, INC.                  OPTIONEE

By: ___________________________         ________________________________

     For the Board of Directors

                                                                     Page 1 of 2

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                     ADDITIONAL STOCK OPTION AGREEMENT TERMS

1. Exercise (Purchase) of Option Shares. For an exercise (purchase) of Option Shares to be effective, the Company must receive from you:

      (a) A written notice directed to the Treasurer of the Company, signed by you stating the Option's Grant Date and the number of Option Shares you wish to purchase; and

      (b) Payment for those shares either (a) by cashier's or certified check; or (b) with the consent of the Committee that administers the Option Plan, by the transfer to the Company of Company common stock having a fair market value (as defined in the Option Plan) equal to the purchase price of the shares being purchased, all according to the rules and regulations of the Committee.

2. Issuance of Option Shares. You will have no rights as a shareholder of the Company with respect to any Option Shares purchased under this Option until a certificate representing those shares has been issued and delivered to you, and the Company will not be obligated to deliver to you a certificate for any Option Shares unless --

      (a) Provision acceptable to the Company has been made for the payment of any federal, state and local taxes that are due or that are required to be withheld by the Company because of the purchase of the Option Shares; and

      (b) There has been compliance with all federal and state laws and regulations, in particular, the Securities Act of 1933 and the Securities Exchange Act of 1934 and the rules and regulations promulgated under those acts, that the Company deems applicable, and all other legal matters in connection with the issuance and delivery of the Option Shares have been approved by the Company's counsel.

3. Non-Transferability. Except as expressly otherwise provided in the Plan, this Option is exercisable only by you during your lifetime. In addition, this Option may not be assigned or transferred except by your will or according to the laws of descent and distribution in the absence of a will.

4. Adjustments. As more fully described in the Option Plan, the number and kind of shares issuable under this Option and the option price per share will be adjusted to account for any reorganization, merger, recapitalization, or the like that affects the Company's shares.

5. Termination. As more fully described in the Plan, this Option terminates under certain circumstances and in certain respects if you cease to be a member of the Board of Directors.

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